As filed with the Securities and Exchange Commission on May 11, 2005.
                                                     Registration No. 333-103527

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             HEADWATERS INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                                              87-0547337
-------------------------------                           ----------------------
(State or Other Jurisdiction of                              (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                   10653 South River Front Parkway, Suite 300
                            South Jordan, Utah 84095
                                 (801) 984-9400
          -------------------------------------------------------------
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)



                HEADWATERS INCORPORATED 2002 STOCK INCENTIVE PLAN
                -------------------------------------------------
                            (Full title of the plan)


                                 Kirk A. Benson
                   CEO and Chairman of the Board of Directors
                   10653 South River Front Parkway, Suite 300
                            South Jordan, Utah 84095
                                 (801) 984-9400
           ----------------------------------------------------------
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                    Copy to:
                               Harlan M. Hatfield
                 Vice President, General Counsel, and Secretary
                             Headwaters Incorporated
                   10653 South River Front Parkway, Suite 300
                            South Jordan, Utah 84095
                                 (801) 984-9400
                                ----------------

                                                CALCULATION OF REGISTRATION FEE

-------------------------------------- --------------------- ---------------------- ------------------- --------------
                                                               Proposed Maximum      Proposed Maximum     Amount of
       Title of Securities                 Amount To Be       Offering Price per        Aggregate       Registration
       To Be Registered                   Registered (1)             Share            Offering Price         Fee
      Common Stock
     Par value $0.001 per share            650,000 (2)            $32.96 (3)         $21,424,000 (3)      $2,521.60
-------------------------------------- --------------------- ---------------------- ------------------- --------------

(1) Pursuant to Rule 416, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 shall also cover any additional shares of the common stock of Headwaters, Incorporated (the "Registrant") that become issuable under the Headwaters Incorporated 2002 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that increases the number of Registrant's outstanding shares of common stock.

(2) The 650,000 shares of common stock, par value $0.001 per share, of the Registrant (the "Common Stock") stated above consists of the aggregate number of shares which may be sold under the Headwaters 2002 Stock Incentive Plan.

(3) Estimated solely for the purpose of computing the registration fee required by Section 6(b) of the Securities Act of 1933. Calculated in accordance with Rule 457(c) and Rule 457(h) on the basis of the average of the high and low prices as of May 10, 2005 of the Registrant's Common Stock as reported on the New York Stock Exchange.

                                -----------------


The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

The contents of the Registrant's Form S-8 Registration Statement, Registration No. 333-103527, dated February 28, 2003, relating to the Headwaters Incorporated 2002 Stock Incentive Plan, is incorporated herein by reference.


           PART II: INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits

        Exhibit
        Number                             Exhibit
        ------                             -------

         5.1* Opinion of Harlan M. Hatfield regarding legality of securities to be offered.

         23.1*    Consent of Ernst & Young LLP.

         23.2     Consent of Harlan M. Hatfield (included in Exhibit 5.1).

         24.1 Power of Attorney (included in Part II of this Registration Statement).

         99** Headwaters Incorporated 2002 Stock Incentive Plan, incorporated by reference to Exhibit 99.4 to Headwaters Incorporated's Form 10-K, filed December 24, 2002.

         *  Filed herewith.
         ** Incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah on May 11, 2005.


                                         HEADWATERS INCORPORATED

                                         By:  /s/ Kirk A. Benson
                                             ----------------------------------
                                             Kirk A. Benson
                                             Chief Executive Officer, Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below in so signing also makes, constitutes and appoints Harlan M. Hatfield as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to execute and cause to be filed with the Securities and Exchange Commission any and all amendments (including pre-effective and post-effective amendments) to this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

 SIGNATURE                   TITLE                                       DATE
 -----------------           -------                                    -------

/s/ Kirk A. Benson           Chief Executive Officer             May 11, 2005
------------------------     and Director
Kirk A. Benson


/s/ Steven G. Stewart        Chief Financial Officer             May 11, 2005
------------------------
Steven G. Stewart


/s/ James A. Herickhoff      Director                            May 11, 2005
------------------------
James A. Herickhoff


/s/ Raymond J. Weller        Director                            May 11, 2005
------------------------
Raymond J. Weller


/s/ E. J. "Jake" Garn        Director                            May 11, 2005
------------------------
E. J. "Jake" Garn


/s/ R. Sam Christensen       Director                            May 11, 2005
------------------------
R. Sam Christensen


/s/ William S. Dickinson     Director                            May 11, 2005
------------------------
William S. Dickinson


/s/ Malyn K. Malquist        Director                            May 11, 2005
------------------------
Malyn K. Malquist


/s/ Blake O. Fisher, Jr.     Director                            May 11, 2005
------------------------
Blake O. Fisher, Jr.

                                INDEX TO EXHIBITS


        Exhibit
        Number                                Exhibit
        ------                                -------

         5.1 Opinion of Harlan M. Hatfield regarding legality of securities to be offered.

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Harlan M. Hatfield (included in Exhibit 5.1).

         24.1 Power of Attorney (included in Part II of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8).

         99 Headwaters Incorporated 2002 Stock Incentive Plan, incorporated by reference to Exhibit 99.4 to Headwaters Incorporated's Form 10-K, filed December 24, 2002.